HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                       HV-3573 - PremierSolutions Chicago Public Schools

Supplement dated January 24, 2012 to your Prospectus

OPPENHEIMER INTERNATIONAL BOND FUND – CLASS A

1.  FUND REORGANIZATION

At a special meeting of the shareholders of the Oppenheimer International Bond Fund (the “Fund”), to be held on February 29, 2012, shareholders will vote on the proposed reorganization (the “Reorganization”) of the Fund from a Massachusetts business trust into a Delaware statutory trust.

If the proposed Reorganization is approved, on the effective date of the Reorganization shareholders of the Fund will receive one share of the Delaware Trust for every share that they hold of the Fund.  If approved by the shareholders, the Reorganization is scheduled to take place in March, 2012 (“Effective Date”).

2.  FUND OBJECTIVE CHANGE

Effective March, 2012, the investment objective for the Oppenheimer International Bond Fund Sub-Account is deleted and replaced with:

“Seeks total return.”

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.